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EXHIBIT 10.7


                                  ACUNETX, INC.

                    2006 NON-EXECUTIVE DIRECTORS' STOCK PLAN


                      Article I. Establishment and Purpose
                      ------------------------------------

         1.1 ESTABLISHMENT. Effective March 27, 2006, AcuNetx, Inc., a Nevada corporation (the "Company"), hereby establishes a stock plan for non-executive directors of the Company, as described herein, which shall be known as the 2006 Non-Executive Stock Plan (the "Plan").

         1.2 PURPOSE. The purpose of this Plan is to enhance the Company's stockholder value and financial performance by attracting, retaining and motivating the Company's non-executive directors and to encourage stock ownership by such individuals by providing them with a means to acquire a proprietary interest in the Company's success through stock ownership.

                             Article II. Definitions
                             -----------------------

         2.1 DEFINITIONS. Whenever used herein, the following capitalized terms shall have the meanings set forth below, unless the context clearly requires otherwise.

         (a)  "Board" means the Board of Directors of the Company.

         (b)  "Company" means AcuNetx, Inc., a Nevada corporation.

         (c) "Non-employee Director" means a member of the Board who is not an employee of the Company as of February 27, 2006.

         (d) "Stock" means the $0.001 par value common stock of the Company.

         2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                 Article III. Stock Issued Pursuant to the Plan
                 ----------------------------------------------

         3.1 NUMBER. The total number of shares of Stock issued to each Non-executive Director is 300,000 shares of Stock subject to the terms of this Plan.

         3.2 VESTING. All shares of Stock issued pursuant to this Plan shall be deemed to be vested and fully paid and non-assessable upon the date of this Plan.

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                      Article IV. Reverse Vesting of Stock
                      ------------------------------------

         Notwithstanding any other provision of this Plan, each of the undersigned Non-executive Directors agrees that if they are no longer a director of the Company for any reason during the calendar year 2006, they will return to the Company all shares of Stock received hereunder, on a pro-rata basis based on 365 days, for each day that they are not a director and such shares shall be deemed null and void as of the date they are no longer a director of the Company. For illustration purposes only, if the Non-executive Director is no longer a director of the Company as of July 19, 2006 (the 200th day of the year
2006), the number of shares of Stock equal to 300,000 shares of Stock divided by 365 days (821.92) multiplied by 165 days remaining in calendar 2006 would equal 135,617 shares of Stock (rounded to nearest whole share) which would then be considered null and void and will be returned to the Company by the Non-executive Director. The Board, in its discretion may permit any Non-employee Director to retain all shares even if such director is no longer a director prior to December 31, 2006 and in such case, no shares issued to such Non-employee Director shall be deemed null and void.

                         Article V. Duration of the Plan
                         -------------------------------

         The Plan shall be in effect until December 31, 2006 and the Plan shall terminate as of such date

                       Article VI. Amendment, Modification
                       -----------------------------------
                           and Termination of the Plan
                           ---------------------------

         The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the Non-executive Directors, may amend, modify or terminate the Plan that in any manner adversely affects any shares of Stock issued under the Plan without the consent of the Non-executive Directors.

                      Article VII. Securities Registration
                      ------------------------------------

         In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Stock issued under this Plan, then the Non-executive Director shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Stock.

         Unless the Company has determined that the following representation is unnecessary, each person issued Stock under the Plan may be required by the Company to make a representation in writing (a) that the Non-executive Director is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof and (b) that before any transfer in connection with the resale of such shares, the Non-executive Director will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

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                          Article VIII. Tax Withholding
                          -----------------------------

         The Company shall have the power to require the recipient of Stock under the Plan to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements if required to do so.

                         Article IX. Requirements of Law
                         -------------------------------

                  The Plan and all agreements hereunder shall be construed in accordance with and governed exclusively by the laws of the State of Colorado.

                        Article X. Effective Date of Plan
                        ---------------------------------

         The Plan shall be effective on March 27, 2006.


         Dated at Superior, Colorado, as of March 27, 2006.

                                          ACUNETX, INC.


                                          By: __________________________________
                                              Terry Knapp, President


                                          NON-EXECUTIVE DIRECTORS


                                          ______________________________________
                                          Charles Phillips

                                          ______________________________________
                                          Robert Corrigan

                                          ______________________________________
                                          Stephen Moses

                                          ______________________________________
                                          Randolph C. Robinson

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